UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020
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CHARAH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky		40299
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (502) 245-1353
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	New York Stock Exchange
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On May 12, 2020, Charah Solutions, Inc. (“Charah Solutions” or the “Company”) issued a press release reporting results for the first quarter ended March 31, 2020. A copy of the earnings press release is attached hereto as Exhibit 99.1 and a copy of the earnings call presentation materials is furnished as Exhibit 99.2.
Item 7.01.    Regulation FD Disclosure.
On May 7, 2020, the Company became non-compliant with the continued listing standard set forth in Section 802.01B of the New York Stock Exchange (“NYSE”) Listed Company Manual because our average market capitalization over a consecutive 30 trading-day period was less than $50 million and the stockholders’ equity of the Company was less than $50 million. As of May 7, 2020, the 30-trading day average market capitalization of the Company was $49.9 million and the Company’s last reported stockholders’ equity as of March 31, 2020 was $38.8 million. The Company plans to submit a plan to cure this deficiency and return to compliance with the NYSE continued listing requirements. In order to avoid delisting under Section 802.01B, the Company has 45 days from the receipt of a notice of non-compliance (the “Notice”) from the NYSE to submit a business plan advising the NYSE of definitive actions the Company has taken, or is taking, that would bring the Company into compliance with the market capitalization listing standards. If the NYSE accepts the plan, Charah Solutions’ common stock will continue to be listed and traded on the NYSE during the cure period, subject to compliance with other continued listing standards, and the Company will be subject to quarterly monitoring by the NYSE for compliance with the plan. If the plan is not submitted on a timely basis or is not accepted, the NYSE could initiate delisting proceedings. Charah Solutions’ common shares will continue to trade under the symbol “CHRA,” but will have an added designation of “.BC” to indicate the status of the common shares as “below compliance.”
Item 9.01.    Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	First Quarter 2020 Financial Results Press Release, dated May 12, 2020.
99.2	Earnings Call Presentation Materials
The information furnished in this Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARAH SOLUTIONS, INC.

Date:	May 12, 2020	By:	/s/ Scott A. Sewell
		Name:	Scott A. Sewell
		Title:	President and Chief Executive Officer